UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

Tupperware Brands Corporation (the “Company”) is filing this Current Report on Form 8-K to report (i) the appointment of Paul Aronzon to its Board of Directors (the “Board”), effective August 25, 2023, and (ii) the Company’s entry into a consulting agreement with its Chief Legal Officer, effective August 24, 2023 to provide transition services to her successor following her previously-disclosed resignation on September 30, 2023. This Current Report also provides an update regarding the Company’s delayed filings of its Annual Report on Form 10-K for fiscal year 2022 (the “Form 10-K”), its Quarterly Report on Form 10-Q for the quarter ended April 1, 2023 (the “Q1 Form 10-Q”), and its Quarterly Report on Form 10-Q for the quarter ended July 1, 2023 (the “Q2 Form 10-Q”). All items are as described in further detail below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

As previously disclosed on its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on August 3, 2023, the Company entered into that certain Debt Restructuring Agreement, dated August 2, 2023 (the “Debt Agreement”), which required the Company to add to its Board an additional director with restructuring and turnaround experience.

On August 24, 2023, the Board expanded the size of the Board to 13 directors and elected Paul Aronzon to serve as a director, with both actions effective August 25, 2023. The Board determined that Mr. Aronzon satisfies the requirements of the New York Stock Exchange and the criteria of the Board to constitute an “independent” director. There were no arrangements or understandings pursuant to which Mr. Aronzon was selected, other than with the approval of the Company’s lenders. Further, there are no relationships or related transactions between the Company and Mr. Aronzon of the type required to be disclosed under applicable SEC rules.

Mr. Aronzon will serve as Chair of the Transformation Committee and a member of the Audit & Finance Committee of the Board. He will receive a monthly fee of $37,500 as compensation for his Board service. The Company also appointed current independent director Richard T. Riley to serve on the Transformation Committee, effective August 25, 2023. Mr. Riley will receive the same compensation as Mr. Aronzon, in addition to his current Audit & Finance Committee Chair fee of $25,000 annually, effective beginning September 1, 2023. This compensatory arrangement for Mr. Riley will replace the standard compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the SEC on March 22, 2022 for the duration of Mr. Riley’s service on the Transformation Committee.

The Board established the afore-mentioned Transformation Committee on August 24, 2023, with delegated authority to investigate, analyze, evaluate, negotiate, and, if appropriate, approve and execute strategic and/or financial options and transactions available to the Company, including those which are elements of the Company’s revised Turnaround Plan being developed by management as required by its lenders pursuant to the Debt Agreement. As noted above, Mr. Aronzon will chair the Transformation Committee, with Mr. Riley serving as the second member.

Compensatory Arrangement of Certain Officer

On its Current Report on Form 8-K filed with the SEC on August 11, 2023, the Company announced that Karen M. Sheehan, Executive Vice President, Chief Legal Officer and Corporate Secretary, informed the Company on August 7, 2023 of her intention to resign from her position effective September 30, 2023 (the “Resignation Date”). In connection with Ms. Sheehan’s resignation, the Company and Ms. Sheehan have entered into a Consulting Services Agreement dated August 24, 2023 (the “Consulting Agreement”), pursuant to which Ms. Sheehan will serve as a consultant to the Company following the Resignation Date to ensure an orderly transition. The Consulting Agreement provides for, among other things: (i) a term of three months beginning on October 1, 2023 and concluding on December 31, 2023, which term may be further extended on a month-by-month basis with the mutual agreement of Ms. Sheehan and the Company (the “Consulting Period”); and (ii) a consulting fee of $1,500 per hour payable by the Company to Ms. Sheehan for time spent providing consulting services to the Company during the Consulting Period, which consulting services are stated to include assistance transitioning the chief legal function to a successor and supporting the Company’s Turnaround Plan. The foregoing description of the Consulting Agreement is not complete and is subject to and qualified in its entirety by the complete text of the Consulting Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

2022 Form 10-K and First and Second Quarter 2023 Form 10-Q Filings

The Company currently expects to file with the SEC its Form 10-K in September 2023, and its Q1 Form 10-Q and Q2 Form 10-Q in the fourth quarter of 2023; however, there can be no assurance that any or all of the Form 10-K, Q1 Form 10-Q, or Q2 Form 10-Q will be filed by such dates. The Company previously disclosed, most recently on its Current Report on Form 8-K filed on August 3, 2023, that it has identified multiple prior period misstatements and material weaknesses in internal control over financial reporting for the periods covered by the Form 10-K, and it is continuing its work to finalize its financial close process, including the restatement of its previously issued financial statements, and the identification, quantification, and remediation of material weaknesses, as applicable.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the filing of the Form 10-K, the Q1 Form 10-Q, and the Q2 Form 10-Q. Such forward-looking statements are based on assumptions about many important factors, including risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consulting Services Agreement, dated August 24, 2023, by and between the Company and Karen M. Sheehan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	August 25, 2023	By:	/s/ Madeline Otero
Madeline Otero
Senior Vice President, Chief Accounting Officer